UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office)			(Zip Code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
On June 24, 2025, ProAssurance Corporation, a Delaware corporation (“ProAssurance”) held a special meeting of stockholders (the “ProAssurance Special Meeting”) at which holders of ProAssurance’s common stock, par value $0.01 per share, approved each of the proposals voted on at the ProAssurance Special Meeting relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of March 19, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among ProAssurance, The Doctors Company and Jackson Acquisition Corporation, a wholly owned subsidiary of The Doctors Company (“Merger Sub”). Of the 51,070,243 shares of ProAssurance’s common stock issued and outstanding at the close of business on May 12, 2025, the record date for the ProAssurance Special Meeting, 38,610,579 shares were present or represented by proxy at the ProAssurance Special Meeting, which constituted a quorum. The voting results were as follows:
1.The proposal to adopt the Merger Agreement, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into ProAssurance, the separate corporate existence of Merger Sub will cease, and ProAssurance will survive the merger as a wholly owned subsidiary of The Doctors Company (the “merger”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,225,337	363,050	22,192	—

2.The proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by ProAssurance to its named executive officers that is based on or otherwise relates to the merger:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,191,544	7,185,578	233,457	—

3.In connection with the ProAssurance Special Meeting, the ProAssurance board of directors (the "ProAssurance Board") also solicited proxies with respect to the proposal to adjourn the ProAssurance Special Meeting from time to time, if necessary, as determined in good faith by the ProAssurance Board, including for the purpose of soliciting additional votes for the approval of the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the ProAssurance Special Meeting to approve the merger proposal (the “adjournment proposal”). The adjournment proposal was not submitted to ProAssurance stockholders for approval at the ProAssurance Special Meeting because a quorum of stockholders entitled to vote at the ProAssurance Special Meeting was present or represented by proxy and the ProAssurance stockholders approved the proposal to adopt the Merger Agreement.

Assuming timely satisfaction of necessary closing conditions, the parties to the Merger Agreement expect the merger to close during the first half of 2026.

ITEM 8.01 OTHER EVENTS
On June 24, 2025, ProAssurance Corporation, a Delaware corporation (the “Company”) issued a news release announcing the results of the ProAssurance Special Meeting. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release of ProAssurance Corporation issued on June 24, 2025.

FORWARD-LOOKING STATEMENTS
This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (a) the completion of the merger on the anticipated terms and timing, (b) the satisfaction of other conditions to the completion of the merger, including obtaining required regulatory approvals; (c) the risk ProAssurance’s stock price may fluctuate during the pendency of the merger and may decline if the merger is not completed; (d) potential litigation relating to the merger that could be instituted against ProAssurance or its directors, managers or officers, including the effects of any outcomes related thereto; (e) the risk that disruptions from the merger will harm ProAssurance’s business, including current plans and operations, including during the pendency of the merger; (f) the ability of ProAssurance to retain and hire key personnel; (g) the diversion of management’s time and attention from ordinary course business operations to completion of the merger and integration matters; (h) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merge; (i) legislative, regulatory and economic developments; (j) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect ProAssurance’s financial performance; (k) certain restrictions during the pendency of the merger that may impact ProAssurance’s ability to pursue certain business opportunities or strategic transactions; (l) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (m) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (n) unexpected costs, liabilities or delays associated with the transaction; (o) the response of competitors to the transaction; (p) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring ProAssurance to pay a termination fee; and (q) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 24, 2025

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
-----------------------------------------------------
Jeffrey P. Lisenby General Counsel

    3